UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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AMENDMENT NUMBER ONE TO

FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 1, 2008
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CHDT CORPORATION
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
 (Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Stewart Wallach, Chief Executive Officer and President of CHDT Corporation, (CHDT) and John Tate, President of Black Box Innovations, LC, a wholly-owned subsidiary of CHDT, gave an interview with William Shatner’s Heartbeat production company on CHDT products and product development.  Said interview is scheduled to be issued and posted on or after May 27, 2008.  A transcript of the interview is attached hereto as Exhibit 99.3.

The transcript attached as Exhibit 99.3 to this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any filing by CHDT with the Commission.

ITEM 9.01 Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.3	Transcript of Stewart Wallach’s Interview with Heartbeat of America.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

 CHDT CORPORATION

Date: May 23, 2008

/s/ Gerry McClinton
Name: Gerry McClinton, Chief Operating Officer

EXHIBIT NUMBER	DESCRIPTION

99.3	Transcript of Stewart Wallach’s Interview with Heartbeat of America.